                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report  (date of earliest event reported):  July 2, 2001


                             PITT-DES MOINES, INC.
            (Exact name of registrant as specified in its charter)


Commonwealth of Pennsylvania       1-5259                25-0729430
(State or other jurisdiction       (Commission           (IRS Employer
or incorporation)                  File Number)          Identification  Number)


Town Center One, Suite 400, 1450 Lake Robbins Drive, The Woodlands, TX   77380
(Address of principal executive offices)                              (ZIP code)

Registrant's telephone number including area code: (281) 765-4600

Item 2.   Acquisition or Disposition of Assets.

         Pursuant to an asset purchase agreement between the Registrant and Reliance Steel & Aluminum Co., a California corporation (the "Purchaser"), dated
                                                              ---------
as of May 18, 2001 (the "Asset Purchase Agreement"), the Purchaser acquired all
                         ------------------------
of the Registrant's right, title and interest in and to the properties and assets used by the Registrant's Steel Service Centers Division in the business of processing and distributing a general line of carbon steel products. The transactions contemplated by the Asset Purchase Agreement were consummated on July 2, 2001. As consideration for the transactions contemplated under the Asset Purchase Agreement, the Registrant received at closing an aggregate purchase price of $97.5 million, subject to adjustment based on a post-closing audit. The Registrant received approximately one-half of the consideration in cash and the balance in the form of a promissory note from the Purchaser payable on or before September 30, 2001. On July 6, 2001, the Purchaser paid the entire principal amount and interest due under the promissory note to the Registrant. The Asset Purchase Agreement is attached hereto as an Exhibit and incorporated herein by reference.

Item 5.   Other Events and Regulation FD Disclosure.

         On June 18, 2001, Chicago Bridge & Iron Company N.V. ("CB&I") exercised
                                                                ----
its call rights on the remaining 2,040,816 shares of CB&I common stock acquired and owned by the Registrant as a result of the sale of the Registrant's Engineered Construction and Water Divisions to CB&I as reported on Form 8-K filed on February 22, 2001. The Registrant received $35 million in net proceeds from CB&I in the disposition of the 2,040,816 shares of CB&I common stock. As a result of this transaction, the Reporting Person no longer owns any shares of CB&I common stock.


Item 7.   Financial Statements and Exhibits.

(b)  Pro forma financial information.

         The Pro Forma statements attached hereto, together with the financial information provided in the Form 10-Q filed by the Registrant on May 15, 2001 and incorporated herein by reference, reflect the disposition of the Steel Service Centers Division.


         The following Pro Forma financial information of Pitt-Des Moines, Inc. is attached as part of this report:

   Pro Forma Condensed Statement of Operations for the Year Ended December 31, 2000.

   Pro Forma Condensed Statement of Operations for the Three Months Ended March 31, 2001.

   Pro Forma Condensed Balance Sheet as of March 31, 2001.

   Notes to Pro Forma Condensed Financial Statements.

PITT-DES MOINES, INC.
Pro Forma Condensed Statement of Operations
For The Year Ended December 31, 2000
(In Thousands, Except per Share Data)



                                                                         HISTORICAL                  PRO FORMA
                                                                       --------------      ----------------------------------
                                                                           Pitt-Des
                                                                          Moines, Inc.       Adjustments        As Adjusted
                                                                       --------------        -----------        -----------
Earned revenue                                                         $    $ 317,622        $  (216,201)(a)    $   101,421

Cost of earned revenue                                                        253,086           (185,142)(a)         67,944
                                                                       --------------        -----------        -----------

Gross profit from operations                                                   64,536            (31,059)            33,477


Selling, general and administrative expenses                                   28,209            (14,115)(a)         14,094
                                                                       --------------        -----------        -----------

Income from operations                                                         36,327            (16,944)            19,383

Other income (expense), net                                                    (2,133)              (221)(a)          3,930
                                                                                                   6,284 (b)
                                                                       --------------        -----------        -----------

Income from continuing operations before income taxes                          34,194            (10,881)            23,313

Income tax expense                                                             13,703             (3,808)(c)          9,895
                                                                                                                          -
                                                                       --------------        -----------        -----------

Income from continuing operations                                      $       20,491        $    (7,073)       $    13,418
                                                                       ==============        ===========        ===========

Earnings per share from continuing operations                          $         2.80                           $      1.83
Earnings per share from continuing operations - assuming dilution      $         2.69                           $      1.76

Shares used to calculate:
Earnings per share                                                              7,316                                 7,316
Earnings per share - assuming dilution                                          7,625                                 7,625

PITT-DES MOINES, INC.
Pro Forma Condensed Statement of Operations
For The Three Months Ended March 31, 2001
(In Thousands, Except per Share Data)



                                                                         HISTORICAL                    PRO FORMA
                                                                       --------------      ----------------------------------
                                                                          Pitt-Des
                                                                         Moines, Inc.         Adjustments       As Adjusted
                                                                       --------------         -----------       -----------
Earned revenue                                                         $       20,629                           $    20,629

Cost of earned revenue                                                         15,015                                15,015
                                                                       --------------         -----------       -----------

Gross profit from operations                                                    5,614                   -             5,614


Selling, general and administrative expenses                                    3,600                                 3,600
                                                                       --------------         -----------       -----------

Income from operations                                                          2,014                   -             2,014

Other income (expense), net                                                       119                 847 (b)           966
                                                                       --------------         -----------       -----------

Income from continuing operations before income taxes                           2,133                 847             2,980

Income taxes                                                                      853                 296 (c)         1,149
                                                                                                                          -
                                                                       --------------         -----------       -----------

Income from continuing operations                                               1,280                 551             1,831


Earnings per share                                                     $         0.17                           $      0.24
Earnings per share - assuming dilution                                 $         0.16                           $      0.23

Shares used to calculate:
Earnings per share                                                              7,527                                 7,527
Earnings per share - assuming dilution                                          7,832                                 7,832

PITT-DES MOINES, INC.
Pro Forma Condensed Balance Sheet
As of March 31, 2001
(In Thousands)


                                                                    HISTORICAL                PRO FORMA
                                                                   --------------   ----------------------------------
                                                                      Pitt-Des
                                                                     Moines, Inc.      Adjustments        As Adjusted
                                                                   --------------      -----------        -----------
ASSETS

Current Assets
              Cash and cash equivalents                                $ 70,081        $ 97,500  (a)        $ 167,581
              Marketable Securities                                      35,000               -                35,000
              Accounts receivable including retentions                   15,319           4,513 (b)            19,832
              Inventories                                                   826               -                   826
              Costs and estimated profits in excess of
                billings                                                 18,710               -                18,710
              Other                                                       7,414               -                 7,414
                                                                   --------------      -----------        -----------

              Total Current Assets                                      147,350         102,013               249,363


Other Assets                                                             17,761           2,434 (b)            20,195

Net assets of discontinued operations                                    71,409         (71,409) (c)                -

Property, Plant and Equipment, net                                       18,762             243 (b)            19,005
                                                                   --------------      -----------        -----------

              Total Assets                                            $ 255,282        $ 33,281             $ 288,563
                                                                   ==============      ===========        ===========




LIABILITIES

Current Liabilities
              Accounts payable                                            7,447           6,625 (b)            14,072
              Billings in excess of costs and estimated
                profits                                                   7,897           3,876 (b)            11,773
              Other                                                      28,632           6,030 (b)            40,525
                                                                                          5,863  (d)
                                                                   --------------      -----------        -----------

              Total Current Liabilities                                  43,976          22,394                66,370

Revolving Credit Facility                                                     -               -                     -

Other Liabilities                                                         8,171               -                 8,171

STOCKHOLDERS' EQUITY                                                    203,135          10,887  (e)          214,022
                                                                   --------------      -----------        -----------

              Total Liabilities and Stockholders' Equity              $ 255,282        $ 33,281             $ 288,563
                                                                   ==============      ===========        ===========

PITT-DES MOINES, INC.

Notes to Pro Forma Condensed Financial Statements
(In Thousands)

During 2000, the Registrant announced that it engaged the firm of Tanner & Co., Inc. to assist the Board of Directors' consideration of strategic alternatives to enhance shareholder value, including the potential sale or other disposition of part or all of the Company. This plan resulted in the sale of one business group during 2000, and the sale of two more businesses during the first quarter of 2001.

For Pro Forma Financial Statement purposes the assumed effective dates of the disposition described in Item 2 are as follows:
          Condensed Statement of Operations For the Year Ended December 31,
           2000 - January 1, 2000

          Condensed Statement of Operations For the Three Months Ended March 31,
           2001 - January 1, 2001

          Condensed Balance Sheet - March 31, 2001


Statement of Operations -

     (a) To eliminate operating results of the Steel Service Centers Division due to the disposition described in Item 2.

     (b) To record a reduction in interest expense due to revolver pay down and an increase in interest income on invested excess funds. Total proceeds include cash from disposition of the Steel Service Centers Division and other dispositions as previously reported on Form 8-K filed on February 22, 2001.

     (c) To record a (decrease) increase in income tax expense at the federal statutory rate of 35% for the impact of the Pro Forma adjustments.

Balance Sheet -

     (a)  To record proceeds from the disposition.

     (b)  Assets/liabilities retained from divisions/operations sold.

     (c) To record the elimination and reclassification of net assets from discontinued operations.

     (d) To accrue income tax payable on the estimated gain from disposition at the federal statutory rate of 35%.

     (e) To record the estimated gain on disposition, net of tax, which is subject to a final audit and post-closing adjustments.

(c)  Exhibits.

     Exhibit No.
     -----------


        2.1 Asset Purchase Agreement between Pitt-Des Moines, Inc., and Reliance Steel & Aluminum Co. dated as of May 18, 2001.

        2.2 Amendment No. 1 to Asset Purchase Agreement between Pitt-Des Moines, Inc., and Reliance Steel & Aluminum Co. dated as of June 29, 2001.
        99.1   Press release dated July 9, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PITT-DES MOINES, INC.


Date: July 17, 2001                By:  /s/  Richard A. Byers
                                        Name:  Richard A. Byers
                                        Title: Vice President, Finance and
                                                Treasurer